Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

Net Sales	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,457	$3,851	$7,308	$3,926	$11,234	$4,388	$15,622	$4,188	$4,475	$8,663	$4,510	$13,173			15%	17%
US Pharmaceuticals	1,932	2,235	4,167	2,295	6,462	2,496	8,958	2,451	2,610	5,061	2,695	7,756			17%	20%
Primary Care	1,090	1,344	2,434	1,363	3,797	1,460	5,257	1,407	1,483	2,890	1,517	4,407			11%	16%
Oncology/Virology	504	511	1,015	539	1,554	602	2,156	619	633	1,252	641	1,893			19%	22%
Neuroscience	298	327	625	336	961	368	1,329	352	407	759	440	1,199			31%	25%
Immunoscience	40	53	93	57	150	66	216	73	87	160	97	257			70%	71%
Europe and Middle East Medicines	916	939	1,855	944	2,799	1,086	3,885	1,077	1,135	2,212	1,091	3,303			16%	18%
Latin America/Canada	297	311	608	331	939	396	1,335	316	333	649	342	991			3%	6%
Asia/Pacific Medicines	289	333	622	319	941	377	1,318	323	365	688	352	1,040			10%	11%
Nutritionals	606	620	1,226	675	1,901	670	2,571	703	728	1,431	744	2,175			10%	14%
Continuing Operations	4,063	4,471	8,534	4,601	13,135	5,058	18,193	4,891	5,203	10,094	5,254	15,348			14%	17%
Discontinued Operations	413	457	870	449	1,319	465	1,784	308	330	638	127	765			-72%	-42%
Total Company	$4,476	$4,928	$9,404	$5,050	$14,454	$5,523	$19,977	$5,199	$5,533	$10,732	$5,381	$16,113			7%	11%

% of Total Sales	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	77.2%	78.1%	77.7%	77.7%	77.7%	79.4%	78.2%	80.6%	80.9%	80.7%	83.8%	81.8%			610	410
US Pharmaceuticals	43.2%	45.4%	44.3%	45.4%	44.7%	45.2%	44.8%	47.2%	47.2%	47.2%	50.1%	48.1%			470	340
Primary Care	24.4%	27.3%	25.9%	26.9%	26.3%	26.4%	26.3%	27.1%	26.8%	26.9%	28.2%	27.4%			130	110
Oncology/Virology	11.3%	10.4%	10.8%	10.7%	10.8%	10.9%	10.8%	11.9%	11.4%	11.7%	11.9%	11.7%			120	90
Neuroscience	6.7%	6.6%	6.6%	6.7%	6.6%	6.7%	6.7%	6.8%	7.4%	7.1%	8.2%	7.4%			150	80
Immunoscience	0.8%	1.1%	1.0%	1.1%	1.0%	1.2%	1.0%	1.4%	1.6%	1.5%	1.8%	1.6%			70	60
Europe and Middle East Medicines	20.5%	19.1%	19.7%	18.7%	19.4%	19.7%	19.4%	20.7%	20.5%	20.6%	20.3%	20.5%			160	110
Latin America/Canada	6.6%	6.3%	6.5%	6.6%	6.5%	7.2%	6.7%	6.1%	6.0%	6.0%	6.4%	6.2%			(20)	(30)
Asia/Pacific Medicines	6.5%	6.8%	6.6%	6.3%	6.5%	6.8%	6.6%	6.2%	6.6%	6.4%	6.5%	6.5%			20	—
Nutritionals	13.5%	12.6%	13.0%	13.4%	13.2%	12.2%	12.9%	13.5%	13.1%	13.3%	13.8%	13.5%			40	30
Continuing Operations	90.7%	90.7%	90.7%	91.1%	90.9%	91.6%	91.1%	94.1%	94.0%	94.0%	97.6%	95.3%			650	440
Discontinued Operations	9.3%	9.3%	9.3%	8.9%	9.1%	8.4%	8.9%	5.9%	6.0%	6.0%	2.4%	4.7%			(650)	(440)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2008

($ in millions)

QUARTER-TO-DATE
	Pharmaceuticals	Nutritionals	Continuing Operations
Price Increases/(Decreases)	2%	9%	3%
Foreign Exchange	3%	3%	3%
Volume	10%	-2%	8%

Total Change	15%	10%	14%

Total 2008 Period to Date Sales	$4,510	$744	$5,254
Total 2007 Period to Date Sales	$3,926	$675	$4,601

YEAR-TO-DATE
	Pharmaceuticals	Nutritionals	Continuing Operations
Price Increases	3%	9%	4%
Foreign Exchange	4%	4%	4%
Volume	10%	1%	9%

Total Change	17%	14%	17%

Total 2008 Period to Date Sales	$13,173	$2,175	$15,348
Total 2007 Period to Date Sales	$11,234	$1,901	$13,135

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2007								2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,063	$4,471	$8,534	$4,601	$13,135	$5,058		$18,193	$4,891	$5,203	$10,094	$5,254	$15,348			14%	17%

Cost of products sold	1,266	1,408	2,674	1,478	4,152	1,717		5,869	1,570	1,670	3,240	1,634	4,874			11%	17%
Marketing, selling and administrative	1,052	1,103	2,155	1,105	3,260	1,256		4,516	1,134	1,165	2,299	1,208	3,507			9%	8%
Advertising and product promotion	258	354	612	338	950	465		1,415	319	420	739	362	1,101			7%	16%
Research and development	781	755	1,536	802	2,338	889		3,227	782	826	1,608	834	2,442			4%	4%
Acquired in-process research and development	—	—	—	—	—	230		230	—	32	32	—	32			—	—
Provision for restructuring, net	37	7	44	—	44	139		183	11	30	41	26	67			—	52%
Litigation expense, net	—	14	14	—	14	—		14	—	2	2	30	32			—	129%
Gain on sale of product assets	—	(26)	(26)	(247)	(273)	—		(273)	—	—	—	—	—			100%	100%
Equity in net income of affiliates	(126)	(128)	(254)	(139)	(393)	(131)		(524)	(164)	(150)	(314)	(164)	(478)			-18%	-22%
Other expense/(income), net	22	(1)	21	8	29	322		351	32	(13)	19	169	188			*	*

Total expenses	3,290	3,486	6,776	3,345	10,121	4,887		15,008	3,684	3,982	7,666	4,099	11,765			23%	16%

Earnings from Continuing Operations Before Minority Interest and Income Taxes	$773	$985	$1,758	$1,256	$3,014	$171		$3,185	$1,207	$1,221	$2,428	$1,155	$3,583			-8%	19%
Provision for income taxes	40	203	243	292	535	146		681	330	258	588	308	896			5%	67%
Minority interest, net of taxes	141	194	335	211	546	217		763	230	241	471	259	730			23%	34%

Net Earnings/(Loss) - Continuing Operations	$592	$588	$1,180	$753	$1,933	$(192)		$1,741	$647	$722	$1,369	$588	$1,957			-22%	1%
Discontinued Operations	98	118	216	105	321	103		424	14	42	56	1,990	2,046			*	*

Net Earnings/(Loss)	$690	$706	$1,396	$858	$2,254	$(89)		$2,165	$661	$764	$1,425	$2,578	$4,003			*	78%

Net Earnings/(Loss) - Continuing Operations	$592	$588	$1,180	$753	$1,933	$(192)		$1,741	$647	$722	$1,369	$588	$1,957
Interest expense on conversion of convertible debt bonds, net of tax	9	9	18	10	28	—	(a)	— (b)	8	4	12	4	16

Net Earnings/(Loss) used for diluted earnings per common share calculation - Continuing Operations	$601	$597	$1,198	$763	$1,961	$(192	)(a)	$1,741 (b)	$655	$726	$1,381	$592	$1,973

Diluted Earnings/(Loss) per Common Share** - Continuing Operations	$0.30	$0.30	$0.60	$0.38	$0.98	$(0.10	)(a)	$0.88 (b)	$0.32	$0.36	$0.69	$0.30	$0.98			-21%	—
Diluted Earnings per Common Share** - Discontinued Operations	0.05	0.06	0.11	0.05	0.16	0.05		0.21	0.01	0.02	0.03	0.99	1.02			*	*

Diluted Earnings/(Loss) per Common Share**	$0.35	$0.36	$0.71	$0.43	$1.14	$(0.05	)(a)	$1.09 (b)	$0.33	$0.38	$0.72	$1.29	$2.00			200%	75%

Average Common Shares Outstanding - Diluted	1,997	2,006	2,002	2,012	2,005	1,975	(a)	1,980 (b)	2,008	2,008	2,007	2,004	2,006			—	—
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.31		$1.15	$0.31	$0.31	$0.62	$0.31	$0.93			11%	11%

% of Net Sales	2007								2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	68.8%	68.5%	68.7%	67.9%	68.4%	66.1%		67.7%	67.9%	67.9%	67.9%	68.9%	68.2%			100	(20)

Cost of products sold	31.2%	31.5%	31.3%	32.1%	31.6%	33.9%		32.3%	32.1%	32.1%	32.1%	31.1%	31.8%			(100)	20
Marketing, selling and administrative	25.9%	24.7%	25.3%	24.0%	24.8%	24.8%		24.8%	23.2%	22.4%	22.8%	23.0%	22.8%			(100)	(200)
Advertising and product promotion	6.3%	7.9%	7.2%	7.3%	7.2%	9.2%		7.8%	6.5%	8.1%	7.3%	6.9%	7.2%			(40)	—
Research and development	19.2%	16.9%	18.0%	17.4%	17.8%	17.6%		17.7%	16.0%	15.9%	15.9%	15.9%	15.9%			(150)	(190)
Acquired in-process research and development	—	—	—	—	—	4.5%		1.3%	—	0.6%	0.3%	—	0.2%			—	20
Total expenses	81.0%	78.0%	79.4%	72.7%	77.1%	96.6%		82.5%	75.3%	76.5%	75.9%	78.0%	76.7%			530	(40)

Earnings from Continuing Operations Before Minority Interest and Income Taxes	19.0%	22.0%	20.6%	27.3%	22.9%	3.4%		17.5%	24.7%	23.5%	24.1%	22.0%	23.3%			(530)	40

Net Earnings/(Loss) - Continuing Operations	14.6%	13.2%	13.8%	16.4%	14.7%	-3.8%		9.6%	13.2%	13.9%	13.6%	11.2%	12.8%			(520)	(190)

Other Ratios
Effective Tax Rate	5.2%	20.6%	13.8%	23.2%	17.8%	85.4%		21.4%	27.3%	21.1%	24.2%	26.7%	25.0%			350	720

Other Expense/(Income), net	2007								2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$109	$107	$216	$109	$325	$96		$421	$73	$80	$153	$84	$237			-23%	-27%
Interest income	(53)	(62)	(115)	(69)	(184)	(57)		(241)	(43)	(31)	(74)	(37)	(111)			46%	40%
Impairment charge of marketable securities	—	—	—	—	—	275		275	25	(2)	23	224	247			—	—
Foreign exchange transaction (gains)/losses	8	(5)	3	21	24	(9)		15	19	(2)	17	(51)	(34)			*	*
Other, net	(42)	(41)	(83)	(53)	(136)	17		(119)	(42)	(58)	(100)	(51)	(151)			4%	-11%

	$22	$(1)	$21	$8	$29	$322		$351	$32	$(13)	$19	$169	$188			*	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
(a)	as a result of the Q4 2007 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(b)	assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is anti-dilutive.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS

($ in millions)

Gross Profit	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886	$3,108	$5,994	$3,189	$9,183			17%	18%
Pharmaceuticals Excluding Specified Items	2,434	2,691	5,125	2,732	7,857	3,089	10,946	2,982	3,166	6,148	3,242	9,390			19%	20%
Nutritionals	391	392	783	427	1,210	415	1,625	452	460	912	458	1,370			7%	13%

Gross Margin %	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	69.9%	69.5%	69.7%	69.2%	69.5%	67.4%	68.9%	68.9%	69.5%	69.2%	70.7%	69.7%			150	20
Pharmaceuticals Excluding Specified Items	70.4%	69.9%	70.1%	69.6%	69.9%	70.4%	70.1%	71.2%	70.7%	71.0%	71.9%	71.3%			230	140
Nutritionals	64.5%	63.2%	63.9%	63.3%	63.7%	61.9%	63.2%	64.3%	63.2%	63.7%	61.6%	63.0%			(170)	(70)

Earnings Before Minority Interest and Income Taxes	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,227	$1,219	$2,446	$1,403	$3,849			44%	37%
Pharmaceuticals Excluding Specified Items	921	1,035	1,956	1,054	3,010	1,040	4,050	1,345	1,341	2,686	1,496	4,182			42%	39%
Nutritionals	173	167	340	196	536	172	708	231	214	445	200	645			2%	20%
Nutritionals Excluding Specified Items **	173	167	340	196	536	172	708	231	214	445	204	649			4%	21%

Net Margin %	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	23.9%	26.1%	25.0%	24.9%	25.0%	15.1%	22.2%	29.3%	27.2%	28.2%	31.1%	29.2%			620	420
Pharmaceuticals Excluding Specified Items	26.6%	26.9%	26.8%	26.8%	26.8%	23.7%	25.9%	32.1%	30.0%	31.0%	33.2%	31.7%			640	490
Nutritionals	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	32.9%	29.4%	31.1%	26.9%	29.7%			(210)	150
Nutritionals Excluding Specified Items **	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	32.9%	29.4%	31.1%	27.4%	29.8%			(160)	160

Pharmaceuticals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Profit	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886	$3,108	$5,994	$3,189	$9,183			17%	18%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	102	102	96	58	154	53	207			—	—
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—	—	—	—	—			-100%	-100%

Subtotal	16	13	29	17	46	133	179	96	58	154	53	207			*	*

Gross Profit Excluding Specified Items	$2,434	$2,691	$5,125	$2,732	$7,857	$3,089	$10,946	$2,982	$3,166	$6,148	$3,242	$9,390			19%	20%

Pharmaceuticals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Minority Interest and Income Taxes	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,227	$1,219	$2,446	$1,403	$3,849			44%	37%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	110	110	98	59	157	56	213			—	—
Upfront and milestone payments and acquired in-process research and development	80	17	97	60	157	235	392	20	63	83	37	120			-38%	-24%
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—	—	—	—	—			-100%	-100%

Subtotal	96	30	126	77	203	376	579	118	122	240	93	333			21%	64%

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$921	$1,035	$1,956	$1,054	$3,010	$1,040	$4,050	$1,345	$1,341	$2,686	$1,496	$4,182			42%	39%

Nutritionals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Minority Interest and Income Taxes	$173	$167	$340	$196	$536	$172	$708	$231	$214	$445	$200	$645			2%	20%
Specified Items:
Mead Johnson Nutritionals charges	—	—	—	—	—	—	—	—	—	—	4	4			—	—

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$173	$167	$340	$196	$536	$172	$708	$231	$214	$445	$204	$649			4%	21%

*	In Excess of +/- 200%
**	There were no specified items relating to Nutrionals in 2007 and the first quarter of 2008. In the second quarter of 2008, specified items for the Nutritionals segment were not material and did not have an impact on Gross Margin or Earnings Before Minority Interest and Income Taxes.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,063	$4,471	$8,534	$4,601	$13,135	$5,058	$18,193	$4,891	$5,203	$10,094	$5,254	$15,348			14%	17%

PHARMACEUTICALS	3,457	3,851	7,308	3,926	11,234	4,388	15,622	4,188	4,475	8,663	4,510	13,173			15%	17%

Cardiovascular	1,475	1,763	3,238	1,793	5,031	1,938	6,969	1,824	1,927	3,751	1,943	5,694			8%	13%
Plavix	938	1,189	2,127	1,254	3,381	1,374	4,755	1,308	1,387	2,695	1,439	4,134			15%	22%
Avapro/ Avalide	270	297	567	309	876	328	1,204	305	335	640	334	974			8%	11%
Pravachol	135	132	267	86	353	90	443	73	69	142	34	176			-60%	-50%

Virology	590	608	1,198	647	1,845	752	2,597	734	791	1,525	824	2,349			27%	27%
Reyataz	263	254	517	273	790	334	1,124	297	324	621	342	963			25%	22%
Sustiva Franchise (a)	226	233	459	237	696	260	956	273	282	555	294	849			24%	22%
Baraclude	45	59	104	72	176	99	275	108	136	244	144	388			100%	120%

Oncology	355	360	715	402	1,117	445	1,562	436	474	910	447	1,357			11%	21%
Erbitux	160	162	322	185	507	185	692	187	196	383	184	567			-1%	12%
Taxol	111	95	206	102	308	114	422	94	101	195	91	286			-11%	-7%
Sprycel	21	35	56	46	102	56	158	66	76	142	82	224			78%	120%
Ixempra	—	—	—	—	—	15	15	25	26	51	25	76			—	—

Affective (Psychiatric) Disorders	408	458	866	467	1,333	511	1,844	498	575	1,073	607	1,680			30%	26%
Abilify (b)	366	412	778	420	1,198	462	1,660	454	529	983	564	1,547			34%	29%

Immunoscience	41	55	96	60	156	75	231	87	106	193	119	312			98%	100%
Orencia	41	55	96	60	156	75	231	87	106	193	119	312			98%	100%

NUTRITIONALS	606	620	1,226	675	1,901	670	2,571	703	728	1,431	744	2,175			10%	14%
Enfamil	254	267	521	281	802	280	1,082	290	287	577	295	872			5%	9%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,282	$2,583	$4,865	$2,683	$7,548	$2,874	$10,422	$2,823	$2,966	$5,789	$3,064	$8,853			14%	17%

PHARMACEUTICALS	1,944	2,243	4,187	2,302	6,489	2,503	8,992	2,459	2,625	5,084	2,708	7,792			18%	20%

Cardiovascular	1,045	1,279	2,324	1,316	3,640	1,426	5,066	1,367	1,437	2,804	1,474	4,278			12%	18%
Plavix	787	1,015	1,802	1,080	2,882	1,178	4,060	1,139	1,207	2,346	1,263	3,609			17%	25%	7%	26%
Avapro/ Avalide	163	170	333	176	509	183	692	174	184	358	189	547			7%	7%	-7%	-7%
Pravachol	57	47	104	17	121	18	139	15	10	25	(18)	7			*	-94%	-52%	-78%

Virology	319	323	642	328	970	371	1,341	378	376	754	405	1,159			23%	19%
Reyataz	143	138	281	141	422	165	587	160	159	319	176	495			25%	17%	18%	15%
Sustiva Franchise (a)	144	147	291	151	442	162	604	175	171	346	185	531			23%	20%	15%	14%
Baraclude	17	20	37	22	59	29	88	29	35	64	36	100			64%	69%	59%	60%

Oncology	182	187	369	208	577	230	807	237	254	491	234	725			13%	26%
Erbitux	158	160	318	183	501	182	683	185	193	378	182	560			-1%	12%	N/A	N/A
Taxol	4	4	8	1	9	5	14	—	3	3	(1)	2			-200%	-78%	N/A	N/A
Sprycel	10	14	24	17	41	17	58	20	21	41	21	62			24%	51%	29%	42%
Ixempra	—	—	—	—	—	15	15	25	26	51	24	75			—	—	N/A	N/A

Affective (Psychiatric) Disorders	305	333	638	346	984	373	1,357	359	413	772	449	1,221			30%	24%
Abilify (b)	293	322	615	329	944	361	1,305	348	403	751	435	1,186			32%	26%	26%	20%

Immunoscience	40	53	93	57	150	66	216	73	87	160	97	257			70%	71%
Orencia	40	53	93	57	150	66	216	73	87	160	97	257			70%	71%	N/A	N/A

NUTRITIONALS	274	275	549	304	853	275	1,128	288	273	561	275	836			-10%	-2%
Enfamil	171	177	348	195	543	179	722	183	175	358	178	536			-9%	-1%	N/A	N/A

**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
***	The estimated total U.S. prescription change for the retail and mail order channels are calculated based on Next-Generation Prescription Services (NGPS) data on a weighted-average basis. NGPS data is provided by IMS Health, a supplier of market research for the pharmaceutical industry. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying NGPS mail order prescription data by a factor that approximates three and adding to this the NGPS retail prescriptions.
(a)

The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.

(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$1,781	$1,888	$3,669	$1,918	$5,587	$2,184	$7,771	$2,068	$2,237	$4,305	$2,190	$6,495			14%	16%

PHARMACEUTICALS	1,513	1,608	3,121	1,624	4,745	1,885	6,630	1,729	1,850	3,579	1,802	5,381			11%	13%

Cardiovascular	430	484	914	477	1,391	512	1,903	457	490	947	469	1,416			-2%	2%
Plavix	151	174	325	174	499	196	695	169	180	349	176	525			1%	5%
Avapro/ Avalide	107	127	234	133	367	145	512	131	151	282	145	427			9%	16%
Pravachol	78	85	163	69	232	72	304	58	59	117	52	169			-25%	-27%

Virology	271	285	556	319	875	381	1,256	356	415	771	419	1,190			31%	36%
Reyataz	120	116	236	132	368	169	537	137	165	302	166	468			26%	27%
Sustiva Franchise (a)	82	86	168	86	254	98	352	98	111	209	109	318			27%	25%
Baraclude	28	39	67	50	117	70	187	79	101	180	108	288			116%	146%

Oncology	173	173	346	194	540	215	755	199	220	419	213	632			10%	17%
Erbitux	2	2	4	2	6	3	9	2	3	5	2	7			—	17%
Taxol	107	91	198	101	299	109	408	94	98	192	92	284			-9%	-5%
Sprycel	11	21	32	29	61	39	100	46	55	101	61	162			110%	166%
Ixempra	—	—	—	—	—	—	—	—	—	—	1	1			—	—

Affective (Psychiatric) Disorders	103	125	228	121	349	138	487	139	162	301	158	459			31%	32%
Abilify (b)	73	90	163	91	254	101	355	106	126	232	129	361			42%	42%

Immunoscience	1	2	3	3	6	9	15	14	19	33	22	55			*	*
Orencia	1	2	3	3	6	9	15	14	19	33	22	55			*	*

NUTRITIONALS	332	345	677	371	1,048	395	1,443	415	455	870	469	1,339			26%	28%
Enfamil	83	90	173	86	259	101	360	107	112	219	117	336			36%	30%

*	In excess of +/- 200%
**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

(Unaudited, amounts in millions except per share data)

	Q3 2008
		Specified	Non
	GAAP	Items*	GAAP
Net Sales	$5,254	—	$5,254
Cost of products sold	1,634	(53)	1,581

Gross Profit	3,620	53	3,673

Gross margin as a % of sales	68.9%	1.0%	69.9%

Marketing, selling and administrative	1,208	(37)	1,171
Advertising and product promotion	362	—	362

Total SGA	1,570	(37)	1,533

SG&A as a % of sales	29.9%	(0.7)%	29.2%

Research and development	834	(37)	797

R&D as a % of sales	15.9%	(0.7)%	15.2%

Provision for restructuring, net	26	(26)	—
Litigation expense, net	30	(30)	—
Equity in net income of affiliates	(164)	—	(164)
Other expense / (income), net	169	(226)	(57)

Earnings from Continuing Operations Before Minority Interest & Taxes	$1,155	409	$1,564

Provision for income taxes	308	87	395
Minority Interest, net of taxes	259	—	259

Net Earnings - Continuing Operations	$588	322	$910

Net Earnings - Discontinued Operations	1,990		1,990

Net Earnings	$2,578	322	$2,900

Net Earnings - Continuing Operations	$588	322	$910
Interest expense on conversion of convertible debt bonds, net of tax	4		4

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$592	322	$914

Average Common Shares Outstanding - Diluted	2,004		2,004
Diluted Earnings per Common Share - Continuing Operations	$0.30	0.16	$0.46

Net Earnings - Continuing Operations as a % of sales	11.2%	6.1%	17.3%

Effective Tax Rate	26.7%	(1.4)%	25.3%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(Unaudited, amounts in millions except per share data)

	SEPTEMBER YTD 2008
		Specified	Non
	GAAP	Items*	GAAP
Net Sales	$15,348	—	$15,348
Cost of products sold	4,874	(207)	4,667

Gross Profit	10,474	207	10,681

Gross margin as a % of sales	68.2%	1.4%	69.6%

Marketing, selling and administrative	3,507	(74)	3,433
Advertising and product promotion	1,101	—	1,101

Total SGA	4,608	(74)	4,534

SG&A as a % of sales	30.0%	(0.5)%	29.5%

Research and development	2,442	(88)	2,354

R&D as a % of sales	15.9%	(0.6)%	15.3%

Acquired in-process research and development	32	(32)	—
Provision for restructuring, net	67	(67)	—
Litigation expense, net	32	(32)	—
Equity in net income of affiliates	(478)	—	(478)
Other expense / (income), net	188	(256)	(68)

Earnings from Continuing Operations Before Minority Interest & Taxes	$3,583	756	$4,339

Provision for income taxes	896	154	1,050
Minority Interest, net of taxes	730	—	730

Net Earnings - Continuing Operations	$1,957	602	$2,559

Net Earnings - Discontinued Operations	2,046		2,046

Net Earnings	$4,003	602	$4,605

Net Earnings - Continuing Operations	$1,957	602	$2,559
Interest expense on conversion of convertible debt bonds, net of tax	16		16

Net Earnings used for diluted earnings per common share calculation - Continuing Operations	$1,973	602	$2,575

Average Common Shares Outstanding - Diluted	2,006		2,006
Diluted Earnings per Common Share - Continuing Operations	$0.98	0.30	$1.28

Net Earnings - Continuing Operations as a % of sales	12.8%	3.9%	16.7%

Effective Tax Rate	25.0%	(0.8)%	24.2%

*	Please refer to the Specified Items YTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

($ in millions)

Three months ended September 30, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$26	$—	$—	$26
Accelerated depreciation and other shutdown costs	53	—	—	—	—	—	53
Process standardization implementation costs	—	28	—	—	—	—	28

	53	28	—	26	—	—	107

Litigation Matters:
Litigation settlement	—	—	—	—	30	—	30

Other:
Mead Johnson Nutritionals charges	—	9	—	—	—	—	9
Product liability	—	—	—	—	—	2	2
Upfront and milestone payments	—	—	37	—	—	—	37
Auction rate securities impairment	—	—	—	—	—	224	224

	$53	$37	$37	$26	$30	$226	409

Income taxes on items above							(87)

(Increase)/Decrease to Net Earnings from Continuing Operations							$322

Three months ended September 30, 2007

	Cost of products sold	Research and development	Gain on sale of product assets	Other (income)/ expense, net	Total
Litigation Matters:
Insurance recovery	$—	$—	$—	$(11)	$(11)
Product liability	—	—	—	5	5

	—	—	—	(6)	(6)

Other:
Upfront and milestone payments	—	60	—	—	60
Accelerated depreciation and asset impairment	17	—	—	—	17
Gain on sale of product assets	—	—	(247)	—	(247)

	$17	$60	$(247)	$(6)	(176)

Income taxes on items above					82

(Increase)/Decrease to Net Earnings from Continuing Operations					$(94)

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

($ in millions)

Nine months ended September 30, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$67	$—	$—	$67
Accelerated depreciation and other shutdown costs	207	—	—	—	—	—	207
Process standardization implementation costs	—	64	—	—	—	—	64
Gain on sales and leaseback of properties	—	—	—	—	—	(9)	(9)

	207	64	—	67	—	(9)	329

Litigation Matters:
Litigation settlement	—	—	—	—	32	—	32

Other:
Mead Johnson Nutritionals charges	—	10	—	—	—	—	10
Product liability	—	—	—	—	—	18	18
Upfront and milestone payments	—	—	88	—	—	—	88
Acquired in-process research and development	—	—	32	—	—	—	32
Auction rate securities impairment	—	—	—	—	—	247	247

	$207	$74	$120	$67	$32	$256	756

Income taxes on items above							(154)

(Increase)/Decrease to Net Earnings from Continuing Operations							$602

Nine months ended September 30, 2007

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Gain on sale of product assets	Total
Litigation Matters:
Litigation settlement	$—	$—	$—	$14	$—	$—	$14
Insurance recovery	—	—	—	—	(11)	—	(11)
Product liability	—	—	—	—	5	—	5

	—	—	—	14	(6)	—	8

Other:
Upfront and milestone payments	—	157	—	—	—	—	157
Accelerated depreciation and asset impairment	46	—	—	—	—	—	46
Downsizing and streamlining of worldwide operations	—	—	44	—	—	—	44
Gain on sale of product assets	—	—	—	—	—	(273)	(273)

	$46	$157	$44	$14	$(6)	$(273)	(18)

Income taxes on items above							37
Change in estimate for taxes on a prior year specified item							(39)

(Increase)/Decrease to Net Earnings from Continuing Operations							$(20)

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Cash, cash equivalents and marketable debt securities	$4,012	$4,646	$3,582	$2,225	$2,637	$4,402	$7,431
Short-term borrowings	241	256	1,879	1,891	1,781	1,799	135
Long-term debt	7,132	6,978	4,248	4,381	4,660	6,021	6,120

Net (debt) / cash	$(3,361)	$(2,588)	$(2,545)	$(4,047)	$(3,804)	$(3,418)	$1,176

Receivables, net of allowances	$3,381	$3,632	$3,704	$4,240	$4,541	$4,469	$4,224

Stockholders’ equity	10,261	10,762	11,153	10,562	10,561	10,779	12,938

Capital expenditures and capitalized software (for the quarter ended)	202	206	185	248	250	210	196

BRISTOL-MYERS SQUIBB COMPANY

2008 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2008
Projected Diluted Earnings per Common Share - GAAP	$1.61 to $1.66	*
Projected Specified Items:
Productivity Transformation Initiative	0.21
Auction rate securities impairment	0.10
Upfront and milestone payments	0.03
Acquired in-process research and development	0.02
Mead Johnson Nutritionals charges	0.01
Littigation Settlement	0.01
Product Liability	0.01
Gain on Sale of Imclone Shares	(0.29	)*
Gain on Sale of Assets	(0.06)

Total	0.04

Projected Diluted Earnings per Common Share - Non-GAAP	$1.65 to $1.70

*	If the Company does not receive cash from tendering its Imclone shares, Projected Diluted Earnings per Common Share - GAAP is expected to be $1.32 to $1.37 per share.

Gross Margin/Research and Development/Marketing, Selling and Administrative/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the nine months ended September 30, 2008 was 68.2%, which included specified items of $207 million and had a 1.4% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2008 gross margin was 69.6%. On a non-GAAP basis, based on historical trends in 2007 and for the nine months ended September 30, 2008 the Company projects gross margin for the full year 2008 to increase approximately 100 basis points compared to 2007, and continued improvement in its pharmaceutical margins for 2008 to 2010 driven by rationalization of its manufacturing network. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

Research and development expenses on a GAAP basis for the nine months ended September 30, 2008 were $2,474 million, which included specified items of $120 million. On a non-GAAP basis, for the nine months ended September 30, 2008 research and development expenses were $2,354 million. On a non-GAAP basis, based on historical trends in 2007 and for the nine months ended September 30, 2008 the Company projects research and development expenses for the full year 2008 to increase in the mid single digit range compared to 2007. The Company projects 2008 to 2010 growth to also be in the mid single digit range. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the nine months ended September 30, 2008 were $3,507 million, which included specified items of $74 million. On a non-GAAP basis, for the nine months ended September 30, 2008 marketing, selling and administrative expenses were $3,433 million. On a non-GAAP basis, based on historical trends in 2007 and for the nine months ended September 30, 2008 the Company projects marketing, selling and administrative expenses, for the full year 2008 to be flat compared to 2007, and remain flat from 2008 to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

The effective tax rate on a GAAP basis for the nine months ended September 30, 2008 was 25.0%, which included specified items of $154 million in the tax provision, and had a .8% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2008 effective tax rate was 24.2%. On a non-GAAP basis, based on historical trends in 2007 and for the nine months ended September 30, 2008 the Company projects effective tax rate for the full year 2008 to increase to approximately 24%. The Company projects the effective tax rate for 2009 and 2010 to increase from 2008 levels. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

The GAAP results for the full year 2008 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative, announced in December 2007 is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the Company’s previous strategic plan for 2010. Costs associated with this Productivity Transformation Initiative are estimated to be between $0.9 billion to $1.1 billion on a pre-tax basis, with approximately $500 million expected to be incurred in 2008. Costs associated with the expansion of the Productivity Transformation Initiative announced in July 2008, which is expected to generate an additional $1.0 billion in cost savings, are not estimable at this point. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2008 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Third Quarter of 2008, October 23, 2008, including “2008 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007 without rebasing 2007 for the agreement to sell the ConvaTec business. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.